                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            OF SANTA BARBARA BANCORP

                            TO BE HELD APRIL 21, 1998


TO THE SHAREHOLDERS OF SANTA BARBARA BANCORP:

       NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, an annual Meeting of Shareholders (the "Meeting") of Santa Barbara Bancorp (the "Company") will be held at the Lobero Theater, 33 East Canon Perdido, Santa Barbara, California, on Tuesday, April 21, 1998, at 2:00 P.M., for the purpose of considering and voting on the following matters:

        1. Election of Directors. Electing ten (10) persons to the Board of Directors to serve until the 1999 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are: Donald M. Anderson, Frank Barranco, M.D., Edward E. Birch, Terrill F. Cox, Richard M. Davis, Anthony Guntermann, Dale E. Hanst, Harry B. Powell, David W. Spainhour and William S. Thomas, Jr.;

       2. Selection of Auditors. To vote upon a recommendation of the Board of Directors of the Company to approve the selection of Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the 1998 calendar year; and

       3. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.

       The Board of Directors has fixed the close of business on March 6, 1998 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

        Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

              "Section 3.6 Nomination of Directors.

                    3.6.1 Authority to Make Nominations. Nominations for Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

                    3.6.2 Nomination Procedures. At annual meetings and special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as Director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

                    A.   The name and address of each proposed nominee;

                    B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;

                    C.   The principal occupation of each proposed nominee;

                    D. The name and residence address of the nominating shareholder; and

                    E. The number of shares of capital stock of the Corporation owned by the nominating shareholder.

                    3.6.3 Defective Nominations. Nominations not made in accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

                    3.6.4 Exceptions. The provisions of this Section 3.6 shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to
Section 603 of the California Corporations Code."

       You are urged to vote in favor of each of the proposals by so indicating on the enclosed proxy and by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed proxy is solicited by the Company's Board of Directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him a later dated proxy, or by voting in person at the Meeting.

                                        By Order of the Board of Directors


                                        /s/ DONALD M. ANDERSON
                                        --------------------------------------
                                        Donald M. Anderson,
                                        Chairman of the Board


Dated:  March 17, 1998

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              SANTA BARBARA BANCORP
                               1021 ANACAPA STREET
                             SANTA BARBARA, CA 93101

                            TO BE HELD APRIL 21, 1998


                                  INTRODUCTION

       This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Santa Barbara Bancorp (the "Company"), to be held at the Lobero Theater, 33 E. Canon Perdido, Santa Barbara, California, 93101, at 2:00 P.M. on Tuesday, April 21, 1998, and at all adjournments thereof.

       It is expected that this proxy statement and accompanying Notice and form of proxy will be mailed to shareholders on or about March 17, 1998.

       The matters to be considered and voted upon at the Meeting will include:

       1. Election of Directors. Electing ten (10) persons to the Board of Directors to serve until the 1998 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are: Donald M. Anderson, Frank Barranco, M.D., Edward E. Birch, Terrill F. Cox, Richard M. Davis, Anthony Guntermann, Dale E. Hanst, Harry B. Powell, David W. Spainhour and William S. Thomas, Jr.;

       2. Selection of Auditors. To vote upon the recommendation of the Board of Directors of the Company to approve the selection of Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the 1998 calendar year; and

       3. Other Business. Transacting such other business as may properly come before the Meeting, and any adjournments thereof.


                             REVOCABILITY OF PROXIES

       A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised, (a) by filing with the Secretary of the Company an instrument revoking it, or (b) by executing a proxy bearing a later date, or (c) by attending the Meeting and voting in person. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy-holders, in accordance with the instructions on the proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

                         PERSONS MAKING THE SOLICITATION

       This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this proxy statement and the material used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, Directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. The proxy materials will first be sent or given to shareholders on or about March 17, 1998.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

       There were issued and outstanding 7,679,249 shares of the Company's common stock on March 6, 1998. March 6, 1998 has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" on page 3 below.

       The presence in person or by proxy of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the meeting. Proposals submitted for approval by the shareholders, other than the election of Directors, will be deemed approved if they are approved by the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting, either in person or by proxy, and the number of shares voting in favor of the proposal constitutes at least a majority of the required quorum for the Meeting. This practically means that a proposal will be deemed approved if it is approved by a majority of the shares of common stock voting on the proposal and the number of shares voting in favor of the proposal is more than 25% of the total number of shares of common stock of the Company then issued and outstanding. Directors shall be elected by a plurality of the votes cast. Votes that are cast against a proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to any proposal. Under California law, abstentions from voting on any proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but otherwise will not be counted for purposes of determining the votes cast for or against the proposal and the total number of votes cast with respect to any proposal. Abstentions will not have the same effect as a vote against a proposal.

       If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on a signed, dated and returned proxy, it will be voted at the discretion of the proxy holders on any matter described in this proxy statement. The proxy also grants the proxy holders authority to vote as they deem appropriate, in their sole discretion, on such other business as may properly come before the Meeting or any adjournments thereof.

                        ELECTION OF DIRECTORS OF COMPANY
                                  (PROPOSAL 1)

       The By-laws of the Company provide that the number of Directors shall not be less than seven (7) nor more than thirteen (13) until changed by an amendment to the Articles of Incorporation or the By-laws duly adopted by the Company's shareholders. The By-laws further provide that the exact number of Directors shall be fixed from time-to-time within the stated range by a by-law, by-law amendment, or resolution adopted by the Company's shareholders or Board of Directors. The Board has increased the number of directors from nine (9) to ten
(10) by an amendment to the By-laws adopted at its meeting of May 20, 1997.

       When the Board increased the number of Directors from nine to ten, it appointed Terrill F. Cox to fill the new position.

       At the Annual Meeting, ten (10) Directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

       A shareholder may withhold authority for the proxy holders to vote for any or all of the nominees identified below by so indicating on the enclosed proxy. Further, a shareholder may withhold authority for the proxy holders to vote for an individual nominee by striking through the nominee's name on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as Directors of the Company. Should any shareholder vote for a nominee not identified below and who was properly nominated, the proxy holders will vote such shareholder's shares in accordance with his or her wishes. If any of the nominees identified below should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute at the meeting (or any adjournment thereof), or alternatively, a substitute may be designated by the present Board of Directors to fill the resulting vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders.

       None of the Directors or Executive Officers of the Company or the Bank was selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with Directors or officers acting solely in their capacities as such). There are no family relationships between any of the Directors and Executive Officers, and except as noted below, none serve as Directors of any company which has a class of securities registered under or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.


                        VOTING RIGHTS--CUMULATIVE VOTING

       All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of Directors, as described below.

       California State law provides that a shareholder of a California corporation, or the shareholder's proxy, may cumulate votes in the election of Directors. That is, each shareholder has a number of votes equal to the number of shares owned by that shareholder multiplied by the number of Directors to be elected, and the shareholder may cumulate such votes for a single candidate or distribute such votes among as many candidates as is deemed appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate votes for candidates in nomination.

       Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of Directors. At the shareholders' meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder decides; the candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected. It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by Management. Although the Board of Directors does not know whether there will be any nominations for Directors other than those shown above, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominees is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees of the Board of Directors in such order as they may determine, provided all the above-listed requirements are met.

       The ten nominees for Director receiving the highest number of affirmative votes shall be elected as Directors. Votes withheld from any Director nominee are counted for purposes of determining the presence or absence of a quorum and the total number of votes cast with respect to the election of Directors. Broker non-votes will not be counted for purposes of determining the number of votes cast for the election of Directors.

DIRECTORS AND NOMINEES

       The following table sets forth as to each Director and each of the persons nominated for election as a Director of the Company, such person's age, such person's principal occupations during the past five years, and the period during which such person has served as a Director of the Company. All of the nominees except Terrill F. Cox were elected as Directors of the Company at the 1997 Annual Meeting of the Company's shareholders.

       Persons nominated to serve on the Company's Board of Directors will simultaneously serve on the Board of Directors of Santa Barbara Bank & Trust (the "Bank"), a wholly-owned subsidiary of the Company.

                                Director                        Background, Business Experience, and
    Director               Age   Since                             Position with the Company/Bank
    --------               ---  --------                        -------------------------------------

Donald M. Anderson         70    1971     Chairman of the Board of the Company and Vice Chairman of the Bank.
                                          Mr. Anderson joined the Bank in October, 1969, as Vice President and
                                          Commercial Lending Officer.  He was elected President, CEO and Director in 1971 and served in those capacities until elected Chairman of the
                                          Board in February, 1989. He has served on numerous charitable, civic and banking organizations.

Frank Barranco, M.D.       67    1989     Dr. Barranco is a retired physician and was a founding Director of the
                                          Community Bank of Santa Ynez Valley. Prior to his retirement, he practiced family medicine in Solvang and was a member of the teaching staffs at both UCLA and USC medical schools. He has been Chief of
                                          Staff at Santa Ynez Community Hospital and has served on the Board of
                                          Trustees of the Santa Ynez School District.

Edward E. Birch            59    1983     Dr. Birch was Vice-Chancellor of the University of California at Santa
                                          Barbara from 1976 until his retirement in 1993. He is currently
                                          Executive Vice  President for Westmont  College in Santa Barbara,

                                Director                        Background, Business Experience, and
    Director               Age   Since                             Position with the Company/Bank
    --------               ---  --------                        -------------------------------------

                                          California. He has been involved in a number of civic and community organizations, including the Cancer Foundation of Santa Barbara, Goleta
                                          Valley Community Hospital, the Santa Barbara Industry Education
                                          Council, and the Santa Barbara Chamber of Commerce.

Terrill F. Cox             66    1997     Mr. Cox is the senior partner in the law firm of Grossman, Cox &
                                          Johnson. He is a former Municipal Court Judge. Mr. Cox was a founder and served on the Board of First Valley Bank of Lompoc for 24 years from its inception. At the time of its merger with Santa Barbara Bank
                                          & Trust, he was Chairman of the Board.

Richard M. Davis           63    1984     Mr. Davis is a retired business executive. He is a past Chairman of the Board of Directors of Santa Barbara Cottage Hospital, a past
                                          Chairman of the Santa Barbara Chamber of Commerce, and a past Chairman of the Board of United Way of Santa Barbara.

Anthony Guntermann         78    1960     Mr. Guntermann, a Certified Public Accountant since 1954, recently retired from the accounting firm of Guntermann, Thompson & Lanza,
                                          Accountants, Inc. (now McGowen-Guntermann). He has served as a
                                          Director and President of the California State Board of Accountancy and
                                          as a member of the Santa Barbara City Council, as well as on numerous civic and community organizations. He was one of the  organizers of the
                                          Bank. He also was one of the organizers of Investors Research Fund, Inc.

Dale E. Hanst              66   1983      Mr. Hanst is currently of counsel to the law firm of Reicker, Clough,
                                          Pfau & Pyle, LLP and was formerly a senior partner in the law firm of
                                          Schramm & Raddue, having started with the firm in 1960. He was
                                          President of the State Bar of California in 1984 and served on the
                                          California Commission on Judicial Performance from 1984 to 1988. Mr.
                                          Hanst is a past President of the Santa Barbara Zoological Society.

Harry B. Powell            69   1989      Mr. Powell is a retired businessman residing in Carpinteria. He is a past President of Rexall Clubs International, the Carpinteria Business
                                          Association and the Carpinteria Unified School District.

David W. Spainhour         66   1974      Mr. Spainhour is President and Chief Executive Officer of the Company
                                          and Chairman of the Board of the Bank. Mr. Spainhour joined the Bank in 1966 as Controller. He became Cashier in 1969, Senior Vice
                                          President in 1972, was elected to the Board of Directors in 1974, was named Executive Vice President in 1980, and elected President in
                                          February, 1989. He served as President and CEO of the Bank until
                                          December, 1995. Mr. Spainhour serves on the boards of the Santa
                                          Barbara Industry Education Council, Channel City Club, Covenant
                                          Benevolent Institutions, Westmont College, and United Way of Santa
                                          Barbara.

William S. Thomas, Jr.     54   1995      Mr. Thomas is the Vice Chairman and Chief Operating Officer of the
                                          Company and President and Chief Executive Officer of the Bank.  Mr.
                                          Thomas joined the Bank in 1994 as Manager of the Trust and Investment
                                          Services Division. Prior to coming to the Bank, Mr. Thomas was an
                                          Executive Vice President of Bank of America and Manager of the
                                          Financial Institutions Group from 1992 to 1994. Prior to that time he spent sixteen years with Security Pacific National Bank in various capacities until its merger with Bank of America. His last position with Security Pacific was Executive Vice President and Manager,
                                          Financial

                                Director                        Background, Business Experience, and
    Director               Age   Since                             Position with the Company/Bank
    --------               ---  --------                        -------------------------------------

                                          Institutions. He is a member of the Board of Directors of
                                          the Santa Barbara Chamber of Commerce, Santa Barbara Symphony, C.A.L.M,
                                          Los Padres Council, Boy Scouts of America and El Adobe Corporation.

COMMITTEES OF THE BOARD OF DIRECTORS

       The Company had a standing Nominating Committee and Audit Committee during 1997. The Bank had a standing Audit Committee and a Compensation Committee during 1997.

       During 1997 the Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was composed of Messrs. Hanst, Guntermann, and Spainhour. The Committee met twice in 1997. The Committee does not consider shareholder nominations for Director's positions.

        Section 3.6 of the By-laws sets forth the procedure for nomination of Directors. That Section provides:

              "Section 3.6 Nomination of Directors.

                    3.6.1 Authority to Make Nominations. Nominations for Directors may be made by the Board of Directors or by any holder of record of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.

                    3.6.2 Nomination Procedures. At annual meetings and special meetings of the shareholders called by the Board of Directors, nominations for Directors, other than those approved by the Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the Secretary of the Corporation at its principal place of business not less than fourteen (14) days nor more than fifty (50) days prior to scheduled date of the meeting; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to the shareholders, such nominations shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which notice of the meeting was mailed to the shareholders. Any such notification shall (a) be accompanied by a written statement signed and acknowledged by the nominee consenting to his or her nomination and agreeing to serve as Director if elected by the shareholders, and (b) shall contain the following information, to the extent known to the nominating shareholder:

                    A.   The name and address of each proposed nominee;

                    B. The total number of shares of capital stock of the Corporation expected to be voted for each proposed nominee;

                    C.   The principal occupation of each proposed nominee;

                    D. The name and residence address of the nominating shareholder; and

                    E. The number of shares of capital stock of the Corporation owned by the nominating shareholder.

                    3.6.3 Defective Nominations. Nominations not made in accordance with this Section 3.6 may be disregarded by the Chairperson of the meeting, at his or her discretion, and upon the instructions of the Chairperson, the inspectors of the election may disregard any votes cast for any such nominee.

                    3.6.4 Exceptions. The provisions of this Section 3.6 shall apply only to nominations for Directors who are to be elected at the annual meeting or any special meeting of shareholders called by the Board of Directors, and this Section shall not apply to (a) nominations for Directors who are to be elected at a special meeting of shareholders properly called by the shareholders at which Directors are to be elected pursuant to Section 305 of the California Corporations Code to fill a vacancy on the Board of Directors, or (b) the election of Directors by the written consent of the shareholders pursuant to
Section 603 of the California Corporations Code."

        The Audit Committees of the Company and the Bank provide for suitable annual examinations of each branch office and administrative division of the Bank. The Committees are responsible for reporting the results of the examinations and the adequacy of internal controls and procedures to the Board. The Audit Committees are also responsible for recommending to the Board any changes in doing business or corrective actions necessary for the soundness of the Bank and the Company. The members of both the Audit Committee of the Company and of the Bank during 1997 were Anthony Guntermann, Chairman, Dale E. Hanst, Richard M. Davis, Frank Barranco, Edward Birch, and Harry B. Powell. Each of the Committees met five (5) times during 1996.

        The members of the Bank's Compensation and Stock Option Committee during 1997 were Dale E. Hanst, Anthony Guntermann, Richard M. Davis, and Harry B. Powell. They met ten (10) times during 1997 to determine what the Bank's salary philosophy should be, set the objectives of the Bank's Salary Administration Program, approve exempt salary ranges, determine Senior Officers' salaries and perform the function of overseer to ensure that the objectives of the Salary Administration Program were being met. The Committee also administers the Company's stock option plans.

        The full Board of Directors met twelve (12) times during 1997. No Director attended fewer than 75 percent of the total number of meetings of the Board and of the committees of which he is a member.

EXECUTIVE OFFICERS

        Except for Messrs. Anderson, Spainhour and Thomas, the following table sets forth as to each of the persons who currently serves as an Executive Officer of the Company and the Bank, such person's age, such person's principal occupations during the past five years, such person's current position with the Company and the Bank, and the period during which the person has served in such position. Each of the Executive Officers named herein serves at the pleasure of the Board. The information for Messrs. Anderson, Spainhour and Thomas is provided on pages 4 and 5 of this proxy statement.


                                                    Position and Principal Occupations
    Officer              Age                             During the Past Five Year
    -------              ---                        -----------------------------------
David A. Abts            53    Currently serves as Executive Vice President of the Company and Executive Vice
                               President,  Retail  Banking,  which includes  MIS/Operations,  for the Bank.  Before joining the Bank in July, 1989, he was President of Key Pacific Services, a data processing  subsidiary of Key Corp., a bank holding  company,  from November 1986 to
                               June 1989.  Prior to that  time,  he was  Senior  Vice  President  and  Director  of
                               MIS/Operations for Pacific Western Bank in Oregon

Donald E. Barry          58    Currently serves as Executive Vice President of the Company and Executive Vice
                               President and Manager of the Wholesale  Banking  Division,  which includes Trust and
                               Investments,  of  the  Bank.  Before  joining  the  Bank  in  July, 1995, he was a
                               Regional Vice  President of Chase  Manhattan from  February,  1993 to July,  1995 in charge of  private  banking  and from 1987 to 1992 was a Senior  Vice  President  of
                               Security Pacific National Bank in charge of private banking

Donald E. Lafler         51    Currently serves as Senior Vice President and Chief Financial Officer of the Company
                               and the Bank. From 1987 to 1995 he served as Vice President and Principal Accounting
                               Officer

John J. McGrath          55    Currently serves as a Senior Vice President of the Company and Senior Vice
                               President  and  Director  of the Risk  Management  Division  of the Bank.  From 1994
                               through  1997 he served as Chief  Credit  Officer of the Bank.  From 1987 to 1994 he
                               served as Chief  Administrative  Officer.  During 1987,  he served as Manager of the


                               Trust Division and from February 1982 to December 1986, he served as Loan
                               Administrator of the Bank

Jay D. Smith             57    Currently serves as Senior Vice President, General Counsel and Corporate Secretary
                               of the Company and the Bank. He has served as Legal Counsel of the Bank since
                               July 1979

Catherine R. Steinke     44    Currently serves as a Senior Vice President and Director of the Human Resources
                               Division of the Bank. Before joining the Bank in March, 1993, she was Vice
                               President and Manager for the Teleservices Statewide Operations Division at Bank
                               of America and held the position of Human Resources Manager for the same division with Security Pacific National Bank from October, 1990 until its merger with Bank of America in 1992. Prior to that time, she was Vice President and Director of
                               Human Resources for Security Pacific Auto Finance

Kent M. Vining           50    Currently serves as Senior Vice President and Strategic Planning Officer of the
                               Company and the Bank. He served as Chief Financial Officer of the Bank from April
                               1980 until July 1, 1995

COMMON STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN PRINCIPAL SHAREHOLDERS

        The following table sets forth information concerning the beneficial ownership of the Company's common stock as of December 31, 1997, by each Director, by each Named Officer (as defined on page 9), by the Directors and Executive Officers as a group, and by beneficial owners of more than 5 percent of the Company's outstanding common stock.


                                                                                AMOUNT AND
                                                                                NATURE OF                 PERCENT
                                                                                BENEFICIAL                OF
                                                                                OWNERSHIP (1)             CLASS (2)
                                                                                -------------             ---------

         BENEFICIAL OWNER
         Santa Barbara Bank and Trust, Trustee of the Santa Barbara Bank
              and Trust Employee Stock Ownership Trust
              1021 Anacapa Street
              Santa Barbara, CA  93101                                           748,657                   9.82%
         DIRECTORS
         Donald M. Anderson                                                      282,927  (3)              3.70%
         Frank H. Barranco, M.D.                                                  20,036  (4)              0.26%
         Edward E. Birch                                                          27,877  (5)              0.33%
         Terrill F. Cox                                                            1,500  (6)              0.02%
         Richard M. Davis                                                         20,875  (7)              0.27%
         Anthony Guntermann                                                       40,112  (8)              0.53%
         Dale E. Hanst                                                            58,193  (9)              0.76%
         Harry B. Powell                                                          19,638  (10)             0.26%
         David W. Spainhour                                                      250,144  (11)             3.28%
         William S. Thomas, Jr.                                                   39,552  (12)             0.52%
         NAMED OFFICERS
         David Abts                                                               33,981  (13)             0.45%
         Donald Barry                                                             13,395  (14)             0.18%
         John J. McGrath                                                          62,242  (15)             1.26%
         All Directors and Executive Officers as a Group (17 individuals)      1,037,281  (16)            11.83%

---------------


 (1)  Includes all shares beneficially owned, whether directly or indirectly, together with known associates. Also includes any shares owned, whether jointly or as community property, with a spouse and shares allocated to
      Named Officers under the Bank's Employee Stock Ownership Plan ("ESOP").
      Also includes any stock acquirable by exercise of stock options exercisable within 60 days following December 31, 1997. All share data are stated as of December 31, 1997.
(2)   Percentages are stated to include exercisable stock options accounted for in the column listing "Amount and Nature of Beneficial Ownership." See
      Footnote (1) above.
(3)   Includes    2,000  shares acquirable by exercise of exercisable stock options.
(4)   Includes    1,000  shares acquirable by exercise of exercisable stock options.
(5)   Includes   14,613  shares acquirable by exercise of exercisable stock options.
(6)   Includes    1,000  shares acquirable by exercise of exercisable stock options.
(7)   Includes    1,300  shares acquirable by exercise of exercisable stock options.
(8)   Includes   12,242  shares acquirable by exercise of exercisable stock options.
(9)   Includes   18,048  shares acquirable by exercise of exercisable stock options.
(10)  Includes    7,265  shares acquirable by exercise of exercisable stock options.
(11)  Includes   14,477  shares acquirable by exercise of exercisable stock options.
(12)  Includes   36,800  shares acquirable by exercise of exercisable stock options.
(13)  Includes   14,008  shares acquirable by exercise of exercisable stock options.
(14)  Includes   10,500  shares acquirable by exercise of exercisable stock options.
(15)  Includes   20,598  shares acquirable by exercise of exercisable stock options.
(16)  Includes  215,075  shares acquirable by exercise of exercisable  stock options.  Actual share ownership as of December 31, 1997, by the Directors and Executive Officers was 822,206.

                             EXECUTIVE COMPENSATION

        Executive Officers of the Company do not receive any compensation from the Company but derive all of their compensation as executive officers of the Bank. Shown below is information concerning the annual and long-term compensation for services in all capacities to the Bank for the fiscal years ended December 31, 1997, 1996, and 1995, of those persons who were, as of December 31, 1997, (i) the Chief Executive Officer and (ii) the other four most highly compensated Executive Officers of the Bank (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                 ANNUAL COMPENSATION                AWARDS
                                       ----------------------------------------   ------------
                                                                        OTHER       SECURITIES
                                                                        ANNUAL       UNDERLYING   ALL OTHER
                                                SALARY     BONUS (1) COMPENSATION(2) OPTIONS(3) COMPENSATION(4)
NAME AND PRINCIPAL POSITION            YEAR    (DOLLARS)   (DOLLARS)   (DOLLARS)     (NUMBER)     (DOLLARS)
---------------------------             ----   ---------   ---------   ---------     --------     ---------
David W. Spainhour                      1997     190,896      75,000     265,605      16,280      44,105
    Chairman of the Board of the        1996     190,182         -0-     344,725      22,835      41,101
    Bank                                1995     225,000      60,000     238,660      17,686      32,053

William S. Thomas, Jr.                  1997     243,353     125,000      68,623      15,000      20,931
    President and Chief                 1996     247,469         -0-       2,938      30,000      20,769
    Executive Officer of the Bank       1995     197,497      25,000         -0-      15,000      10,315

David A. Abts                           1997     144,704      75,000     264,828      13,959      25,917
    Executive Vice President of         1996     137,067       8,000     331,842      17,140      25,054
    Company and Executive Vice          1995     120,073      50,000         550         -0-      13,728
    President, Retail Banking

D
Donald E. Barry                         1997   138,338    83,000     2,250    10,000    20,723
    Executive Vice President of         1996   163,000       -0-    12,500    10,000    10,734
    Company and Manager of the          1995    59,583       -0-       -0-       -0-       -0-
    Wholesale Banking Division

John J. McGrath                         1997   128,365    65,000   555,977    13,200    39,902
    Senior Vice President of Company,   1996   120,000       -0-   179,905     8,982    34,370
    and Director of the Risk            1995   120,022    35,000     3,690       -0-    27,723
    Management Division

---------------

(1) Amounts in this column represent bonuses awarded by the Company's Compensation Committee upon evaluation of performance during fiscal years 1996, 1995 and 1994, respectively, but paid during fiscal years 1997, 1996 and 1995, respectively. Please refer to the Report of the Compensation Committee on page 16 for additional information.

(2) Other Annual Compensation consists of insurance premiums (other than term insurance) and dues and memberships paid on behalf of the Named Officers for fiscal year 1997, 1996 and 1995. The amount stated for David W. Spainhour, David A. Abts and John J. McGrath in 1997 includes $263,695, $263,148 and $555,977, respectively, received in the form of the difference between the price paid for stock of the Company purchased upon exercise of employee stock options and the fair market value of such stock at the date of purchase.

(3)   Please see the table on pages 12 and 13 for a detailed explanation.

(4) This column includes the amount of ESOP cash contributions and dividends paid on ESOP shares allocated to the Named Officers, term life insurance premiums, amounts contributed by the Bank on behalf of the Named Officers to the Bank's Incentive & Investment and Salary Savings Plan which is a defined contribution profit sharing plan which includes a 401(k) savings feature, and the 401(k) matching contribution. Under this Plan, the Bank makes discretionary contributions which are allocated among Plan participants ratably based on participants' relative compensation levels. During the Company's last fiscal year, the Bank made discretionary contributions to the Plan on behalf of the Named Officers in the amounts stated in the following Table entitled "I & I Discretionary Contributions". Under the 401(k) savings feature of the Plan during 1997, the Company matched $1.00 for every $1.00 of voluntary employee contributions up to 3% of employee compensation and $.50 for every $1.00 of the next 3% of compensation up to a maximum of 4.5% of compensation. During the last fiscal year, the Company made matching contributions on behalf of the Named Officers totaling $34,462, in the respective amounts set forth in the following Table entitled "401(k) Matching Contributions".

                        I & I DISCRETIONARY CONTRIBUTIONS

              David W. Spainhour........................................................     $  2,279
              William S. Thomas, Jr.....................................................     $  2,909
              David A. Abts.............................................................     $  2,127
              Donald E. Barry ..........................................................     $  5,709
              John J. McGrath...........................................................     $  2,809

                          401(K) MATCHING CONTRIBUTIONS

              David W. Spainhour........................................................     $  7,780
              William S. Thomas, Jr.....................................................     $  7,150
              David A. Abts.............................................................     $  7,932
              Donald E. Barry ..........................................................     $  4,350
              John J. McGrath...........................................................     $  7,250

All Other Compensation also includes contributions, if any, made by the Company on behalf of the Named Officers under the Company's Employee Stock Ownership Plan ("ESOP"). During the last fiscal year, the Company made contributions to the ESOP totaling $52,205 on behalf of the Named Officers.

                      ESOP CASH CONTRIBUTIONS AND DIVIDENDS

              David W. Spainhour........................................................     $ 33,806
              William S. Thomas, Jr.....................................................     $ 10,626
              David A. Abts.............................................................     $ 15,612
              Donald E. Barry ..........................................................     $ 10,538
              John J. McGrath...........................................................     $ 27,791


The specific number of shares allocated to the participant accounts of each Named Officer for the last fiscal year of the Company from forfeitures are as follows:









                   (BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

                             ESOP SHARE ALLOCATIONS


                                                                             NUMBER OF                    TOTAL
                                                                        SHARES ALLOCATED            SHARES ALLOCATED
                   NAMED OFFICERS                                          DURING 1997               AS OF 12/31/97
                   --------------                                         -------------             ---------------
              David W. Spainhour..........................                     841                       25,860
              William S. Thomas, Jr.......................                     532                          552
              David A. Abts...............................                     697                        6,030
              Donald E. Barry ............................                     357                          395
              John J. McGrath.............................                     681                       19,272

       The dollar value of these shares allocated to the Named Officers' accounts during 1997 are represented in the table "ESOP Cash Contributions and Dividends" above, and are included in the above Summary Compensation Table.

       All Other Compensation also includes the dollar value of any premiums paid by the Company during its last fiscal year with respect to term life insurance for the benefit of the Named Officers. During the last fiscal year, the dollar value of such premiums paid on behalf of the Named Officers was as follows:

                          TERM LIFE INSURANCE PREMIUMS


              David W. Spainhour........................................................     $    240
              William S. Thomas, Jr.....................................................     $    246
              David A. Abts.............................................................     $    246
              Donald E. Barry ..........................................................     $    126
              John J. McGrath...........................................................     $  2,052

       The Company also maintains for the benefit of the Named Officers and other "key" employees, its Key Employee Retiree Health Plan, which was adopted by the Company effective December 29, 1992. This Plan is an unfunded plan which pays a portion of health insurance coverage for retired key employees and their spouses (but not dependents). While the Named Officers may be eligible for coverage under this Plan when they retire, no amounts were paid by the Company during the last fiscal year for coverage for any Named Officers, nor were any amounts contributed to the Plan during the last fiscal year. The Company also maintains a similar program for all of its other employees.

OPTION GRANTS

       Shown below is information on grants of stock options to the Named Officers pursuant to the Company's various employee stock option plans during the fiscal year ended December 31, 1997, which are reflected in the Summary Compensation Table on page 9 as long-term compensation awards.


                                                                 OPTION GRANTS IN LAST FISCAL YEAR
                                             ---------------------------------------------------------------------------
                                                 NUMBER OF
                                                SECURITIES        PERCENT OF
                                                UNDERLYING       TOTAL OPTIONS
                                                  OPTIONS         GRANTED TO      EXERCISE                    GRANT DATE
                                                GRANTED IN       EMPLOYEES IN       PRICE       EXPIRATION      PRESENT
     NAME                                     FISCAL 1997(1)      FISCAL 1997    (PER SHARE)       DATE        VALUE(2)
     ----                                     --------------     -------------   -----------      ------      ---------
David W. Spainhour..........................      1,901 *            0.76%        $30.00          03/14/99    $  10,817
      "        "............................     10,000              4.02%        $41.31          07/01/07    $  83,500
      "        "............................        620 *            0.25%        $42.00          09/12/02    $   5,239
      "        "............................        643 *            0.26%        $42.00          09/12/02    $   5,433
      "        "............................      3,116 *            1.25%        $46.88          12/12/02    $  29,384
William S. Thomas, Jr.......................     15,000              6.03%        $41.31          07/01/07    $ 125,250

                                              (continued on next page)

                         (continued from previous page)


                                                                  OPTION GRANTS IN LAST FISCAL YEAR
                                             ---------------------------------------------------------------------------
                                                 NUMBER OF
                                                SECURITIES        PERCENT OF
                                                UNDERLYING       TOTAL OPTIONS
                                                  OPTIONS         GRANTED TO      EXERCISE                    GRANT DATE
                                                GRANTED IN       EMPLOYEES IN       PRICE       EXPIRATION      PRESENT
     NAME                                     FISCAL 1997(1)      FISCAL 1997    (PER SHARE)       DATE        VALUE(2)
     ----                                     --------------     -------------   -----------      ------      ---------
David A. Abts   ............................      1,488 *            0.60%        $38.50          06/13/02    $  11,279
      "         ............................      1,892 *            0.76%        $38.50          06/13/02    $  14,341
      "         ............................        579 *            0.23%        $38.50          06/13/02    $   4,389
      "         ............................     10,000              4.02%        $41.31          07/01/07    $  83,500
Donald E. Barry ............................     10,000              4.02%       $41.31           07/01/07            $
83,500
John J. McGrath ............................      7,500              3.02%       $41.31           07/01/07            $
62,625
      "         ............................      1,087 *            0.44%        $42.00          09/12/02    $   9,185
      "         ............................      3,393 *            1.36%        $42.00          09/12/02    $  28,671
      "         ............................      1,220 *            0.49%        $42.00          09/12/02    $  10,309

*RELOAD GRANTS

---------------


(1) Options granted under the Company's Stock Option Plan and Restricted Stock Option Plan are administered by the Company's Stock Option Committee and the Board of Directors. All of the above options granted during 1997 were pursuant to the Restricted Stock Option Plan and, except for reload options, contained the following terms, in addition to those terms set forth above: (a) they vest over a period of five years at the rate of 20% per year; and (b) options granted under the Restricted Stock Option Plan are subject to the restrictions that the shares issued may not be transferred without the approval of the Committee for five years following the option grant or two years following the exercise of the option, whichever is later. A "reload" option is granted when someone exercises a stock option by tendering stock already owned. The number of shares granted is equal to the number of shares tendered in payment of the option exercise price and the exercise price is the fair market value of the Company's stock as of the date the shares are tendered. Reload options vest and first become exercisable one (1) year following grant. There are also certain restrictions on reload options which are described in the Company's stock option plans. Of the total number of options granted to Messrs. Spainhour, Abts and McGrath in 1997, 6,280, 3,959 and 5,700, respectively, were reload options.

(2) Values are based on a binomial pricing model adapted for use in valuing executive stock options. The actual value, if any, a Named Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, and there is no assurance that the value realized by a Named Officer will be at or near the value estimated by the binomial model. The estimated values under this model are based on certain assumptions as to variables such as interest rates, stock price volatility and future dividend yield. The above calculations for the present value of the options are based on the expected term of 5 years, a risk-free rate of return ranging from 5.68% to 6.65%, an annual dividend yield ranging from 2.22% to 3.32%, and stock price volatility of 19.87%.


OPTION EXERCISES AND FISCAL YEAR-END VALUES

       Shown below is information with respect to the unexercised options to purchase the Company's common stock granted to the Named Officers in fiscal 1997 and prior years under the Company's Stock Option Plan and Restricted Stock Option Plan and held by them at December 31, 1997.


                                  AGGREGATE OPTION EXERCISES LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                                --------------------------------------------------------------------------------------
                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                    OPTIONS EXERCISED              OPTIONS HELD AT              IN-THE-MONEY OPTIONS AT
                                 DURING FISCAL YEAR 1997          DECEMBER 31, 1997              DECEMBER 31, 1997(1)
                                -------------------------        -------------------            ---------------------
                                   SHARES
                                  ACQUIRED       VALUE
                                 ON EXERCISE  REALIZED(1)
         NAME                     (NUMBER)     (DOLLARS)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
         ----                     --------     ---------     -----------    -------------    -----------   -------------
David W. Spainhour..............   13,943      263,695          12,477          21,364         $238,635      $232,502
William S. Thomas, Jr...........    2,200       65,725          30,800          42,000         $869,370      $817,842
David A. Abts...................   11,119      263,148          12,008          20,827         $269,857      $266,686
Donald E. Barry.................      -0-          -0-           8,500          19,000         $229,062      $291,250
John J. McGrath.................   18,896      554,267          19,098          17,589         $536,962      $192,640

---------------


(1) The value realized from options exercised during Fiscal Year 1997 and the value of unexercised in-the-money options at December 31, 1997 are calculated by determining the difference between the estimated fair market value of the stock underlying the options, based on third-party transactions reported to the Company ($47.125 per share at year end), and the exercise price of the options as of the exercise date or as of year-end, respectively.

EXECUTIVE EMPLOYMENT CONTRACTS

       The Company has no written contract of employment with any Named Officer, nor does it have any compensatory plan or arrangement with any Named Officer concerning termination of employment or change in control of the Company except that the Key Employee Retiree Health Plan does provide for the continuation of benefits under certain circumstances following a change in control of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Bank's Compensation Committee is composed of four of the Bank's "outside" Directors: Dale E. Hanst, Chairman, Anthony Guntermann, Richard M. Davis and Harry B. Powell. None of these Directors has ever been employed by the Company or the Bank in any position, other than as a Director. Mr. Hanst was a senior partner in the law firm of Schramm & Raddue, Santa Barbara, California and is currently Of Counsel to Reicker, Clough, Pfau & Pyle, LLP which serves as outside corporate and litigation counsel to the Company and the Bank.

       No Executive Officer of the Company or the Bank had any interlocking relationship with any other for-profit entity during the last fiscal year, including (a) serving on the compensation committee of any other such entity, or
(b) serving as a Director of any other such entity.

EXTENT OF PARTICIPATION IN THE COMPANY'S STOCK PLANS

       As of December 31, 1997, the following number of employees/Directors of the Company and/or the Bank were eligible to participate and were participating in each of the stock plans of the Company:


                                                                  NUMBER            NUMBER
           PLAN                                                  ELIGIBLE        PARTICIPATING
           ----                                                  --------        -------------
       Employee Stock Ownership Plan........................        565              565
       1983 Stock Option Plan...............................          9                9
       1992 Restricted Stock Option Plan....................        232              137
       1985 Directors Stock Option Plan.....................          3                3
       1996 Directors Stock Option Plan.....................          7                7

SECURITIES SUBJECT TO OPTION PLANS

       The following tables set forth information, as of December 31, 1997 (as adjusted to reflect subsequent stock splits and stock dividends), regarding options under the various employee and Director stock option plans of the
Company:

                        1983 STOCK OPTION PLAN

       NUMBER OF
   SHARES REMAINING
     RESERVED FOR
       ISSUANCE           NUMBER OF SHARES          NUMBER OF SHARES
     (EXCLUSIVE OF         ISSUED PURSUANT             SUBJECT TO             WEIGHTED AVERAGE         RANGE OF
      OUTSTANDING          TO EXERCISES OF             OUTSTANDING             EXERCISE PRICE         EXPIRATION
       OPTIONS)                OPTIONS                   OPTIONS                  PER SHARE              DATES
       --------                -------                   -------                  ---------              -----

          -0-                 1,189,744                  18,058                    $12.96              06/01/99
                                                                                                      to 07/01/99

                        1992 RESTRICTED STOCK OPTION PLAN

       NUMBER OF
   SHARES REMAINING
     RESERVED FOR
       ISSUANCE           NUMBER OF SHARES          NUMBER OF SHARES
     (EXCLUSIVE OF         ISSUED PURSUANT             SUBJECT TO             WEIGHTED AVERAGE         RANGE OF
      OUTSTANDING          TO EXERCISES OF             OUTSTANDING             EXERCISE PRICE         EXPIRATION
       OPTIONS)                OPTIONS                   OPTIONS                  PER SHARE              DATES
       --------                -------                   -------                  ---------              -----

        296,706                388,162                   615,132                   $26.72              03/01/98
                                                                                                      to 07/01/07

                        1985 DIRECTORS STOCK OPTION PLAN

       NUMBER OF
   SHARES REMAINING
     RESERVED FOR
       ISSUANCE           NUMBER OF SHARES          NUMBER OF SHARES
     (EXCLUSIVE OF         ISSUED PURSUANT             SUBJECT TO             WEIGHTED AVERAGE         RANGE OF
      OUTSTANDING          TO EXERCISES OF             OUTSTANDING             EXERCISE PRICE         EXPIRATION
       OPTIONS)                OPTIONS                   OPTIONS                  PER SHARE              DATES
       --------                -------                   -------                  ---------              -----

          -0-                  300,768                   19,774                    $16.57              07/01/98
                                                                                                      to 07/03/00

                        1996 DIRECTORS STOCK OPTION PLAN

       NUMBER OF
   SHARES REMAINING
     RESERVED FOR
       ISSUANCE           NUMBER OF SHARES          NUMBER OF SHARES
     (EXCLUSIVE OF         ISSUED PURSUANT             SUBJECT TO             WEIGHTED AVERAGE         RANGE OF
      OUTSTANDING          TO EXERCISES OF             OUTSTANDING             EXERCISE PRICE         EXPIRATION
       OPTIONS)                OPTIONS                   OPTIONS                  PER SHARE              DATES
       --------                -------                   -------                  ---------              -----

        67,985                  3,300                    78,715                    $33.67              06/20/01
                                                                                                    to 07/01/02

COMPENSATION OF DIRECTORS

       The Company has a policy of paying non-employee Directors an annual retainer of $6,000 plus $500 per Board meeting attended and $250 per committee meeting attended, except for the Executive Committee and the

Loan Policy and Review Committee. Each outside Director who is a member of the Executive Committee is paid $1,000 per month and each member of the Loan Policy and Review Committee is paid $400 per meeting. Total Directors' fees paid in 1997 were $173,750.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

       The Compensation Committee of the Bank is composed of the undersigned independent outside Directors. The Committee meets after the end of each year to review the performance of the Bank's Chief Executive Officer and its other Executive Officers, including those named in the Summary Compensation Table set forth above, during the just-completed calendar year and to make recommendations to the Board on executive salaries for the ensuing year and bonuses for the past year. The Committee met in January, 1998 to make its compensation recommendations for calendar year 1998 and to recommend bonuses for the Bank's Executive Officers based on performance in 1997.

       The Committee makes this report to the Shareholders so that they may be fully informed as to the factors utilized by the Committee in making its recommendations to the Board of Directors concerning compensation levels for the Bank's senior executives for calendar year 1997 and bonus awards for 1997. The discretionary components of executive compensation (excluding those benefits which are generally available to all employees, such as ESOP contributions, insurance, etc.) are salary, bonus and stock options.

       In considering salary levels of the Chief Executive Officer and other Executive Officers, the Committee's recommendations, while subjective, are intended to be competitive within the industry to ensure retention of the Bank's high quality Executive Officers, and to maintain the "team approach" to management of the Bank. In making these recommendations, the Committee considers the compensation levels of peer group companies (which are other California independent community banks) through reference to information available in the industry such as the State Department of Financial Institutions' Executive Officer Compensation Survey, the Survey of Executive Compensation of California Independent Banks and other relevant surveys prepared by industry consultants.

       Other components of executive compensation are the bonuses which are awarded to the Bank's Executive Officers. The bonus recommendations of the Committee are based upon performance against individual goals as well as the Bank's overall performance for the period in question as measured by its profitability and its capital levels. In addition, the Bank's performance relative to the industry in terms of returns on assets and equity is an important factor. The Committee also considers the Bank's problem asset levels, its loan production, the quality of its asset-liability management and its regulatory compliance. The overall value of the Bank and shareholder equity levels are also important factors considered by the Committee in making its recommendations. The importance of the Bank's performance in the setting of bonus and compensation levels is highlighted by considering the Bank's performance and executive officers' bonuses paid over the last three years. In 1995, net income was $10,415,000 or $1.36 per share and executive officers' bonuses were $43,000 and paid in 1996. In 1996, net income was $15,665,000 or $2.05 per share and executive officers' bonuses were $650,000 and paid in 1997. In 1997, the Bank had its best year ever with net income of $20,136,000 or $2.65 per share and executive officers' bonuses were $805,000 and paid in 1998.

       A final component of executive compensation is stock options which are granted from time-to-time to members of the executive group. Stock options are primarily utilized to provide longer range incentives to the executives to insure their long-range commitment to the Bank. Grants of stock options are determined by the Compensation Committee which also acts as the Stock Option Committee under the Company's stock option plans.

                                           SANTA BARBARA BANK & TRUST
                                           COMPENSATION COMMITTEE

                                           Dale E. Hanst, Committee Chairman
                                           Richard M. Davis, Committee Member
                                           Anthony Guntermann, Committee Member
                                           Harry B. Powell, Committee Member

                                PERFORMANCE GRAPH

       The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its outstanding common stock, stated as if a $100 initial investment had been made at the beginning of the period, including reinvestment of dividends, utilizing a measurement period beginning on December 31, 1992 through December 31, 1997, measured against (i) the Standard & Poor's 500 Stock Index and (ii) SNL Banks (Western) Index as obtained from SNL Securities LC.


                             SANTA BARBARA BANCORP

                            Total Return Performance

Period Ending           Santa Barbara Bancorp     S&P 500       SNL Banks (Western) Index
-------------           ---------------------     -------       -------------------------
12/31/92                        100.00            100.00                 100.00
12/31/93                        118.31            110.08                 114.57
12/31/94                        140.18            111.53                 113.43
12/31/95                        171.72            153.44                 190.22
12/31/96                        248.69            188.52                 270.43
12/31/97                        429.07            251.44                 398.65

*Santa Barbara Total Return calculated using dividends and prices supplied in part by the company.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 2)

       The firm of Arthur Andersen, LLP served as independent certified public accountants for the Company and the Bank with respect to the calendar year 1997, and has been recommended by the Board to be the Company's and the Bank's accountants for calendar year 1998. It is expected that one or more representatives of Arthur Andersen, LLP will be present at the meeting, and will be given the opportunity to make a statement, if desired, and to respond to all appropriate questions.

       Audit services performed by Arthur Andersen, LLP for the year ended December 31, 1997 consisted of examination of the financial statements of the Company, the Bank and its employee benefit plans, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. In addition to these services, Arthur Andersen, LLP performed certain non-audit services consisting primarily of consultation on matters relating to the preparation of tax returns, the total fees for which amounted to approximately 40.1% of the total fees for services paid to Arthur Andersen, LLP for the year ended December 31, 1997. All such services were approved by the Company's Audit Committee, which has determined the firm of Arthur Andersen, LLP to be fully independent of the operations of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

       The Company's Board of Directors recommends that the shareholders approve Arthur Andersen, LLP to serve as independent certified public accountants for the Company for the calendar year 1998. The affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting will be required to approve this action.




                   (BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

                              CERTAIN TRANSACTIONS

       Some of the Directors of the Company and the companies with which they are associated are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of the Company's business and in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of Management, did not involve more than a normal risk of collectability or present other unfavorable features. The aggregate amount of all such loans and credit extensions outstanding as of December 31, 1997, to all Directors and Executive Officers, together with their associates and members of their immediate family, was approximately $909,652, constituting approximately .76% of Company's stockholders' equity. The Company has a very strong policy regarding review of the adequacy and fairness to the Bank of loans to its Directors and officers.

       Donald M. Anderson, Chairman of the Board and Director of the Company, is a general partner in Pueblo Associates, from which the Company leases space at 1021 Anacapa Street for its executive headquarters and the housing of administrative functions of the Bank. The lease, covering 28,957 square feet of space, was restated in 1994 for a term of five (5) years with four (4) five (5) year options to renew. The lease payments to Pueblo Associates totaled $512,467 during 1997. In the Company's opinion the lease is comparable to an "arms length" negotiated lease.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, Directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

       To the Company's knowledge, based on review of the copies of such reports furnished to the Company, written representations that no other reports were required during the fiscal year ended December 31, 1997 and other information available to the Company, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten-percent beneficial owners were timely filed.

                              SHAREHOLDER PROPOSALS

       The deadline for shareholders to submit proposals to be considered for inclusion in the Company's proxy statement for the Company's 1999 Annual Meeting of Shareholders is November 15, 1998. No such proposals were submitted with respect to the 1998 Annual Meeting.

                                  OTHER MATTERS

       Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors of the Company on such matters, and discretionary authority to do so is included in the proxy.

                       FINANCIAL STATEMENTS OF THE COMPANY

       Shareholders of the Company are advised that they may, upon request made to the Company's Head Office located at 1021 Anacapa, Santa Barbara, California 93101, obtain copies (free of charge) of the Company's Financial Statements or additional copies of the Company's Annual Report for 1997 by requesting them from the

Secretary of the Company. Pursuant to regulations of the Securities and Exchange Commission, shareholders of the Company will receive the 1997 Annual Report of the Company together with this proxy statement. If for any reason any shareholder does not receive a copy of the 1997 Annual Report of the Company together with this proxy statement, please advise the Company, and a copy will be provided promptly.

                       NOTICE OF AVAILABILITY OF MATERIAL

       THE BANK WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON MARCH 6, 1998 (THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING) A COPY OF THE COMPANY'S 1997 FORM 10-K AND ANNUAL REPORT, WHICH WILL BE FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

          All written requests for this report should be addressed to:

                               Dr. Clare McGivney
                                 Vice President
                           Santa Barbara Bank & Trust
                              Post Office Box 1119
                         Santa Barbara, California 93102


              SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.

                                   SANTA BARBARA BANCORP



                                   By: /s/ Donald M. Anderson
                                      ------------------------------------
                                      Donald M. Anderson,
                                      Chairman of the Board
Dated:  March 17, 1998

PROXY

                             SANTA BARBARA BANCORP

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Donald M. Anderson, David W. Spainhour and Jay Donald Smith, and each of them, as Proxy Holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Santa Barbara Bancorp held of record by the undersigned on March 6, 1998 at the Annual
Meeting of Shareholders to be held on April 21, 1998 or any adjournment thereof.


                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                             + Please detach here +

                                                                 Please mark
                                                                your vote as
                                                                indicated in [X]
                                                               this example.

                                                  FOR
                                             all nominees        WITHHOLD
                                             listed below        AUTHORITY
                                              (except as      to vote for all
                                             marked to the        nominees
                                            contrary below)     listed below

1. ELECTION OF DIRECTORS
   (INSTRUCTION: To withhold authority to         [ ]                [ ]
   vote for any individual nominee strike
   through that nominee's name below.)

Nominees:       Donald M. Anderson      Anthony Guntermann
                Frank Barranco, M.D.    Dale E. Hanst
                Edward E. Birch         Harry B. Powell
                Terrill F. Cox          David W. Spainhour
                Richard M. Davis        William S. Thomas, Jr.

_________________________________________________
   Please Mark, Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope

                                            FOR    AGAINST    ABSTAIN
2. PROPOSAL TO APPROVE SELECTION
   OF ARTHUR ANDERSEN LLP TO                [ ]      [ ]        [ ]
   SERVE AS INDEPENDENT PUBLIC
   ACCOUNTANTS FOR SANTA BARBARA
   BANCORP FOR THE YEAR 1998.

3. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO
   VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING.

This proxy when properly executed and returned will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendation of the Board of Directors. This Proxy confers the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in the proxy statement.


                                        __________________________________
                                        Signature

                                        __________________________________
                                        Signature

                                        __________________________________
                                        Signature

                Dated ____________ 1998

Please date this Proxy and sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                             + Please detach here +